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                           THE ADVISORS' INNER CIRCLE FUND

                                HGK FIXED INCOME FUND

Supplement dated November 10, 1997 to the Prospectus dated February 28, 1997, as supplemented April 18, 1997.


The Prospectus is amended and supplemented to provide shareholders information regarding the settlement of a lawsuit involving the Fund's investment adviser, HGK Asset Management, Inc. Accordingly, page 9 under the section "Adviser" is supplemented with the following paragraph:



    The Adviser and one of its former principals, Warren A. Greenhouse, entered into a settlement agreement that resolved a dispute between the parties concerning, among other things, the value of Mr. Greenhouse's prior ownership interest in the Adviser. The settlement agreement provided for, among other things, a cash payment to Mr. Greenhouse and the exchange of Mr. Greenhouse's shares of the Adviser's common stock for preferred stock. The investment advisory services the Adviser provided to the Fund were not impacted as a result of either the dispute or the related settlement agreement between the parties.



                  PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

HGK-A-001-01